UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 30, 2014

AMERICAN EXPRESS

RECEIVABLES

FINANCING

CORPORATION VIII LLC

on behalf of

AMERICAN EXPRESS

ISSUANCE TRUST II

(as Depositor of the American Express Issuance Trust II)

(Exact Name of registrant as Specified in Charter)

Delaware	333-185503 333-185503-01	46-0795019
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street

31st Floor, Room 507C

New York, New York 10285

(212) 640-2000

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES	30

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

The following information relates to the charge card receivables owned by American Express Issuance Trust II and the related charge card accounts. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this report.

The Total Portfolio

General

The Total Portfolio consists of two segments of accounts, each of which has individual yield, loss, delinquency and payment rate characteristics: (i) the Consumer and Small Business Segment, consisting of consumer and small business charge accounts and (ii) the Commercial Segment, consisting of commercial charge accounts. We refer to each of the Consumer and Small Business Segment and the Commercial Segment individually as a “Segment” and collectively as the “Segments.” The accounts constituting each Segment are owned by one or more of TRS, Centurion and FSB and, in the future, may be owned by any of their affiliates. As of March 31, 2014, 69.08% of the receivables in the Total Portfolio arose in accounts in the Consumer and Small Business Segment and 30.92% of receivables in the Total Portfolio arose in accounts in the Commercial Segment. There is no limitation on the percentage of the Total Portfolio comprised by any Segment and, as a result, the composition of the Total Portfolio has changed, and will continue to change, over time.

The initial accounts in the Trust Portfolio were selected from the Total Portfolio based upon the eligibility criteria specified in the receivables purchase agreements and the transfer agreement applied with respect to the accounts as of their selection date. Subject only to these criteria and any applicable regulatory guidelines, the account owners have the discretion to select the accounts in any Segment of the Total Portfolio for addition to the issuance trust. The account owners have in the past considered product type, and may in the future consider factors such as product type and tenure of an account in determining the accounts to be added to the Trust Portfolio. Additional Accounts will consist of Eligible Accounts from the Total Portfolio which may or may not currently be in existence and which may have been originated using different credit criteria from those used in originating the accounts already included in the Trust Portfolio. Consequently, yield, loss, delinquency and payment rate experience with respect to the initial accounts and the Additional Accounts may be different from the historical experience of the Total Portfolio or any Segment thereof.

Set forth below is certain information with respect to each Segment of the Total Portfolio. As of the date of this report, only accounts in the Consumer and Small Business Segment are included in the Trust Portfolio. In the future, the Trust Portfolio may include accounts in the Commercial Segment. The accounts in a Segment included in the Trust Portfolio may not be representative of that entire Segment. Consequently, yield, loss, delinquency and payment rate experience with respect to the accounts in the Trust Portfolio may be different from that set forth below for any Segment of the Total Portfolio.

Loss and Delinquency Experience

The following tables set forth the loss and delinquency experience for the Consumer and Small Business Segment and, although not currently included in the Trust Portfolio, the Commercial Segment for each of the periods shown. The consumer charge accounts included in the Consumer and Small Business Segment are owned by Centurion and FSB and, in the future, may be owned by any of their affiliates. The small business charge accounts included in the Consumer and Small Business Segment are owned by FSB and, in the future, may be owned by any of its affiliates. All of the accounts in the Commercial Segment are owned by TRS and, in the future, may be owned by any of its affiliates. There is no limitation on the number of accounts owned by any account owner in any Segment and, as a result, the composition of the account ownership of the accounts in any Segment has changed, and will continue to change, over time. The receivables in an account owned by TRS, Centurion or FSB generally will be charged off no later than the date on which such account becomes six contractual payments past due (i.e., approximately 180 days delinquent).

The following tables report charge-offs in accordance with the applicable account owner’s charge-off policies as described above. The loss and delinquency rates at any time reflect, among other factors, the quality of the accounts in each Segment, the average seasoning of the accounts in each Segment, the success of the account owners’ collection efforts and general economic conditions.

In January 2010, the charge-off policy for all of TRS’ active commercial charge accounts was changed from a policy under which receivables are generally charged off after they have been approximately 330 days delinquent to a policy under which receivables are generally charged off no later than the date on which such account becomes approximately 180 days delinquent. In each case, the transition resulted in the reclassification of receivables that had been outstanding for more than 180 days, as of the date of the respective transition, from delinquent status to charged-off status.

In general, the loss experience for the receivables arising in small business charge accounts included in the Consumer and Small Business Segment has been higher than the loss experience for the receivables arising in consumer charge accounts included in the Consumer and Small Business Segment. As of the three months ended March 31, 2014, 49.62% of the receivables in the Consumer and Small Business Segment arose in consumer charge accounts and 50.38% of the receivables in the Consumer and Small Business Segment arose in small business charge accounts. There is, however, no limitation on the percentage of the Consumer and Small Business Segment comprised by consumer charge accounts or small business charge accounts. As a result, in addition to the factors described above, the relative percentage of receivables of each of these two types of accounts within the Consumer and Small Business Segment will cause the loss experience for the Consumer and Small Business Segment to change over time.

The following tables set forth the loss experience for the Consumer and Small Business Segment and, although not currently included in the Trust Portfolio, the Commercial Segment for each indicated period. Total gross charge-offs include charge-offs of receivables and fees, and do not include the amount of any reductions in receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. Recoveries are collections received in respect of charged-off accounts in the applicable Segment during the period indicated in the following tables. Total net charge-offs are an amount equal to total gross charge-offs minus total recoveries, each for the applicable period. Average receivables outstanding for each indicated period is the average of the month-end receivables balances for that period. We cannot provide any assurance that the loss experience for the receivables in any Segment in the future will be similar to the historical experience set forth below.

Loss Experience of the Consumer and Small Business Segment

Total Portfolio

(Dollars in Thousands)

	Three Months Ended March 31, 2014		Year Ended December 31,
			2013	2012	2011	2010	2009
Average Receivables Outstanding	$20,009,982		$20,157,243	$19,202,474	$17,969,187	$16,373,987	$15,146,355
Total Gross Charge-Offs	$149,530		$651,262	$644,615	$551,319	$514,089	$935,314
Total Recoveries	53,386		257,968	245,779	197,026	210,668	241,856

Total Net Charge-Offs	$96,144		$393,293	$398,836	$354,293	$303,421	$693,457

Total Gross Charge-Offs as a Percentage of Average Receivables Outstanding	2.99	%(1)	3.23%	3.36%	3.07%	3.14%	6.18%
Total Recoveries as a Percentage of Average Receivables Outstanding	1.07	(1)	1.28	1.28	1.10	1.29	1.60

Total Net Charge-Offs as a Percentage of Average Receivables Outstanding	1.92	%(1)	1.95%	2.08%	1.97%	1.85%	4.58%

(1)	This percentage is an annualized figure.

Loss Experience of the Commercial Segment

Total Portfolio

(Dollars in Thousands)

	Three Months Ended March 31, 2014		Year Ended December 31,
			2013	2012	2011	2010(1)	2009
Average Receivables Outstanding	$8,865,886		$8,538,314	$7,991,812	$7,139,525	$6,300,405	$5,574,509
Total Gross Charge-Offs	$32,271		$96,280	$94,578	$95,790	$143,162	$165,944
Total Recoveries	11,728		40,800	40,357	44,110	48,347	32,613

Total Net Charge-Offs	$20,543		$55,480	$54,221	$51,681	$94,815	$133,331

Total Gross Charge-Offs as a Percentage of Average Receivables Outstanding	1.46	%(2)	1.13%	1.18%	1.34%	2.27%	2.98%
Total Recoveries as a Percentage of Average Receivables Outstanding	0.53	(2)	0.48	0.50	0.62	0.77	0.59

Total Net Charge-Offs as a Percentage of Average Receivables Outstanding	0.93	%(2)	0.65%	0.68%	0.72%	1.50%	2.39%

(1)	As discussed above, in January 2010, the charge-off policy for all of TRS’ active commercial charge accounts was changed from a policy under which receivables are generally charged off after they have been approximately 330 days delinquent to a policy under which receivables are generally charged off after they have been approximately 180 days delinquent, resulting in the reclassification of receivables that had been outstanding for more than 180 days from delinquent status to charged-off status.
(2)	This percentage is an annualized figure.

The following tables set forth the delinquency experience for the Consumer and Small Business Segment and, although not currently included in the Trust Portfolio, the Commercial Segment for each indicated period. The average receivables delinquent is the average of the month-end delinquent amounts, while the average receivables outstanding is the average of month-end receivables balances, each for the applicable period. The TRS, Centurion and FSB account servicing platform utilizes a “max aging” protocol such that to the extent any receivable in an account is delinquent, the entire account balance will be characterized as delinquent and all receivables in the account will be classified in the period shown in the table below that includes the most aged receivable in the account. We cannot provide any assurance that the delinquency experience for the receivables in any Segment in the future will be similar to the historical experience set forth below.

Average Receivables Delinquent as a Percentage of the

Consumer and Small Business Segment

Total Portfolio

(Dollars in Thousands)

	Three Months Ended March 31, 2014		Year Ended December 31,
			2013		2012
	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding
Average Receivables Outstanding	$20,009,982	100.00%	$20,157,243	100.00%	$19,202,474	100.00%
Average Receivables Delinquent:
31 to 60 Days	$141,412	0.71%	$126,119	0.63%	$118,636	0.62%
61 to 90 Days	79,028	0.39	71,870	0.36	73,369	0.38
91 or More Days	166,021	0.83	168,260	0.83	173,047	0.90

Total	$386,460	1.93%	$366,249	1.82%	$365,051	1.90%

	Year Ended December 31,
	2011		2010		2009
	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding
Average Receivables Outstanding	$17,969,187	100.00%	$16,373,987	100.00%	$15,146,355	100.00%
Average Receivables Delinquent:
31 to 60 Days	$129,164	0.72%	$104,670	0.64%	$131,309	0.87%
61 to 90 Days	70,353	0.39	56,174	0.34	86,912	0.57
91 or More Days	152,847	0.85	130,690	0.80	229,227	1.51

Total	$352,364	1.96%	$291,534	1.78%	$447,448	2.95%

Average Receivables Delinquent as a Percentage of the Commercial Segment

Total Portfolio

(Dollars in Thousands)

	Three Months Ended March 31, 2014		Year Ended December 31,
			2013		2012
	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding
Average Receivables Outstanding	$8,865,886	100.00%	$8,538,314	100.00%	$7,991,812	100.00%
Average Receivables Delinquent:
31 to 60 Days	$101,990	1.15%	$100,403	1.18%	$81,279	1.02%
61 to 90 Days	24,311	0.27	22,311	0.26	17,639	0.22
91 or More Days	25,258	0.28	17,762	0.21	15,773	0.20

Total	$151,558	1.71%	$140,476	1.65%	$114,691	1.44%

	Year Ended December 31,
	2011		2010(1)		2009
	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding	Dollar Amount	Percentage of Average Receivables Outstanding
Average Receivables Outstanding	$7,139,525	100.00%	$6,300,405	100.00%	$5,574,509	100.00%
Average Receivables Delinquent:
31 to 60 Days	$87,365	1.22%	$79,825	1.27%	$75,768	1.36%
61 to 90 Days	17,722	0.25	19,265	0.31	20,690	0.37
91 or More Days	14,864	0.21	19,507	0.31	73,609	1.32

Total	$119,951	1.68%	$118,597	1.88%	$170,067	3.05%

(1)	As discussed above, in January 2010, the charge-off policy for all of TRS’ active commercial charge accounts was changed from a policy under which receivables are generally charged off after they have been approximately 330 days delinquent to a policy under which receivables are generally charged off after they have been approximately 180 days delinquent, resulting in the reclassification of receivables that had been outstanding for more than 180 days from delinquent status to charged-off status.

The actual loss and delinquency experience of any Segment will vary month to month due to variations in accountholder charge and payment behavior, as well as the product mix within each segment.

Revenue Experience

Receivables generated under the accounts in the Total Portfolio, consisting of amounts charged by accountholders for merchandise and services, annual membership fees and certain other administrative fees billed to accountholders on the accounts, generally are not subject to monthly finance charge assessments. As a result, in order to provide yield to the issuance trust with respect to those receivables, pursuant to the transfer agreement, on any Date of Processing, the receivables existing and arising in all or a specified portion of the accounts in the Trust Portfolio equal to the product of the Discount Option Percentage and the receivables for that Date of Processing are deemed to be Discount Option Receivables and treated as finance charge receivables and collections received with respect to such receivables are treated as Finance Charge Collections. The remainder of such receivables are treated as principal receivables and collections received with respect to such receivables are treated as Principal Collections.

The exercise of the discount option by the transferor results in a larger amount of finance charge receivables and a smaller amount of principal receivables, thereby reducing the likelihood that an early amortization event will occur with respect to the issuance trust’s series of notes due to insufficient Finance Charge Collections, but increasing the likelihood that the transferor will be required to transfer additional assets to the issuance trust. There is no guarantee that any account owner, the transferor or their affiliates would be able, or have enough receivables, to transfer to the issuance trust or the related master trusts or other securitization special purpose entities, or would be able to transfer additional collateral certificates to the issuance trust. This could result in an early amortization event with respect to the issuance trust’s series of notes and an acceleration of or reduction in payments on such notes.

The dollar amounts representing Finance Charge Collections in the tables below for the Consumer and Small Business Segment and, although not currently included in the Trust Portfolio, the Commercial Segment, have been derived by applying a Discount Option Percentage of 3% (which is, as of the date of this report, the Discount Option Percentage under the transfer agreement) to historical monthly collections of receivables (excluding recoveries on charged-off receivables) in the accounts for each period shown. The average receivables outstanding for each indicated period is the average of the month-end receivables balances for that period. There can be no assurance that the revenues for any Segment in the future will be similar to the historical experience of each Segment set forth below.

Revenue Experience of the Consumer and Small Business Segment

Total Portfolio

(Dollars in Thousands)

	Three Months Ended March 31, 2014		Year Ended December 31,
			2013	2012	2011	2010	2009
Average Receivables Outstanding	$20,009,982		$20,157,243	$19,202,474	$17,969,187	$16,373,987	$15,146,355
Finance Charge Collections	$ 1,759,189		$7,215,114	$6,685,850	$6,242,922	$5,712,948	$5,275,854
Finance Charge Collections as a Percentage of Average Receivables Outstanding	35.17	%(1)	35.79%	34.82%	34.74%	34.89%	34.83%

(1)	This percentage is an annualized figure.

Revenue Experience of the Commercial Segment

Total Portfolio

(Dollars in Thousands)

	Three Months Ended March 31, 2014		Year Ended December 31,
			2013	2012	2011	2010	2009
Average Receivables Outstanding	$8,865,886		$8,538,314	$7,991,812	$7,139,525	$6,300,405	$5,574,509
Finance Charge Collections	$ 780,244		$3,267,754	$3,026,601	$2,730,101	$2,351,462	$2,017,252
Finance Charge Collections as a Percentage of Average Receivables Outstanding	35.20	%(1)	38.27%	37.87%	38.24%	37.32%	36.19%

(1)	This percentage is an annualized figure.

The actual revenue experience of any Segment will vary month to month due to variations in accountholder charge and payment behavior. Pursuant to the transfer agreement, the transferor has the ability to change the Discount Option Percentage, subject to the satisfaction of certain conditions, including satisfaction of the Rating Agency Condition. The transferor may not change the Discount Option Percentage if an early amortization event has occurred and is continuing or if, as a result of that change, the transferor reasonably expects that an early amortization event would occur.

Payment Rates

The accounts are designed for use as a method of payment for the purchase of merchandise and services and account balances generally are due in full each month. Therefore, accounts generally cannot be used by accountholders for the purpose of financing these purchases. In contrast to revolving credit plan products which do not require payment in full each month, the general requirement that account balances be paid in full each month creates a high monthly payment rate and, therefore, account balances turn over rapidly relative to charge volume. The following tables set forth the highest and lowest accountholder monthly payment rates for the Consumer and Small Business Segment and, although not currently included in the Trust Portfolio, the Commercial Segment during any month in the period shown and the average accountholder monthly payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. The actual monthly payment rate experience of any Segment will vary month to month due to variations in accountholder charge and payment behavior.

Prior to December 2013, monthly payment rates were calculated as the amount of payments from accountholders (excluding recoveries on charged-off receivables) received during the applicable month divided by the aggregate amount of receivables outstanding as of the beginning of the applicable month. Commencing in December 2013, a normalization factor has been used, and monthly payment rates have been calculated by multiplying the result of the calculation in the previous sentence by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the applicable month. We can offer no assurance as to how monthly payment rates calculated without the normalization factor compare to monthly payment rates calculated with the normalization factor, and we caution investors to compare data only within periods during which monthly payment rates were calculated in the same manner.

Accountholder Monthly Payment Rates of the

Consumer and Small Business Segment

Total Portfolio

	Three Months Ended March 31, 2014(1)	Year Ended December 31,
		2013(1)	2012	2011	2010	2009
Lowest Month	92.84%	88.45%	91.43%	91.53%	92.80%	91.46%
Highest Month	100.24%	112.51%	101.98%	101.07%	101.08%	100.81%
Monthly Average	97.63%	98.45%	97.42%	97.28%	97.68%	96.75%

(1)	As discussed above, commencing in December 2013, monthly payment rates have been normalized for a 30-day month.

Accountholder Monthly Payment Rates of the

Commercial Segment

Total Portfolio

	Three Months Ended March 31, 2014(1)	Year Ended December 31,
		2013(1)	2012	2011	2010	2009
Lowest Month	98.53%	93.05%	94.76%	95.82%	95.26%	91.51%
Highest Month	110.35%	121.13%	114.98%	113.95%	110.29%	106.27%
Monthly Average	104.26%	105.00%	106.41%	107.41%	104.50%	100.09%

(1)	As discussed above, commencing in December 2013, monthly payment rates have been normalized for a 30-day month.

The Trust Portfolio

General

The primary assets of the issuance trust consist of receivables generated from time to time in a portfolio, referred to as the Trust Portfolio, of designated accounts in the Consumer and Small Business Segment. In the future, designated accounts in the Commercial Segment may, subject to certain conditions, be included in the Trust Portfolio. There is no limitation on the percentage of the Trust Portfolio comprised by any Segment and, as a result, the composition of the Trust Portfolio can and will change over time. The receivables consist of finance charge receivables, which are Discount Option Receivables, and principal receivables, which are all other receivables.

Loss and Delinquency Experience

The following tables set forth the loss and delinquency experience for the Trust Portfolio for each of the periods shown. The loss and delinquency rates at any time reflect, among other factors, the quality of the Trust Portfolio, the average seasoning of the accounts, the success of the account owners’ collection efforts and general economic conditions.

As of March 31, 2014, 80.36% of the receivables in the Trust Portfolio arose in consumer charge accounts and 19.64% of the receivables in the Trust Portfolio arose in small business charge accounts. There is, however, no limitation on the percentage of the Trust Portfolio comprised by consumer charge accounts or small business charge accounts. As a result, in addition to the factors described above, the relative percentage of receivables of each of these two types of accounts within the Trust Portfolio will cause the loss and delinquency experience for the Trust Portfolio to change over time. See “The Total Portfolio — Loss and Delinquency Experience” above.

The following table sets forth the loss experience for the Trust Portfolio for each indicated period. Total gross charge-offs include charge-offs of principal receivables only, and do not include any charge-offs of finance charge receivables or the amount of any reductions in receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. If finance charge receivables that have been charged-off were included in total gross charge-offs, total gross charge-offs would be higher as an absolute number and as a percentage of the average principal receivables outstanding during the periods indicated. Recoveries are collections received in respect of charged-off accounts in the Trust Portfolio during the period indicated in the following table. Total net charge-offs are an amount equal to total gross charge-offs minus total recoveries, each for the applicable period. Average principal receivables outstanding for each indicated period is the average of the month-end principal receivables balances for that period. We cannot provide any assurance that the loss experience for the receivables in the Trust Portfolio in the future will be similar to the historical experience set forth below.

Historical data for total gross charge-offs as reported with respect to the Trust Portfolio in the table below (i) unlike the calculation of total gross charge-offs in the “Loss Experience of the Consumer and Small Business Segment” and the “Loss Experience of the Commercial Segment” tables under “The Total Portfolio — Loss and Delinquency Experience,” does not include charge-offs of finance charge receivables and (ii) is calculated using the average principal receivables outstanding instead of the average receivables outstanding. Similarly, historical data for net charge-offs as reported with respect to the Trust Portfolio in the table below is calculated using the average principal receivables instead of the average receivables outstanding. As a result, there are limitations to any comparison of the historical data presented with respect to the Trust Portfolio in the table below and the historical data presented with respect to each Segment of the Total Portfolio in such other tables.

Loss Experience of the Trust Portfolio

(Dollars in Thousands)

	Three Months Ended March 31, 2014		Year Ended December 31, 2013	Two Months Ended December 31, 2012(1)
Average Principal Receivables Outstanding	$6,129,250		$4,131,262	$2,625,623
Total Gross Charge-Offs	$24,855		$67,785	$6,778
Total Recoveries	10,519		32,138	2,900

Total Net Charge-Offs	$14,336		$35,648	$3,878
Total Gross Charge-Offs as a Percentage of Average Principal Receivables Outstanding	1.62	%(2)	1.64%	1.55	%(2)
Total Recoveries as a Percentage of Average Principal Receivables Outstanding	0.69	(2)	0.78	0.66	(2)

Total Net Charge-Offs as a Percentage of Average Principal Receivables Outstanding	0.94	%(2)	0.86%	0.89	%(2)

Number of Accounts Experiencing a Loss(3)	20,656		55,947	5,740
Number of Accounts Experiencing a Recovery(4)	17,598		56,974	6,427
Average Net Loss per Account Experiencing a Loss(5)	$0.69		$0.64	$0.68

(1)	Receivables were first added to the issuance trust on the first day of the November 2012 Monthly Period.

(2)	This percentage is an annualized figure.

(3)	Calculated by totaling the number of accounts experiencing a loss in each of the months during the indicated period. Therefore, an account that has experienced a loss in multiple months during the indicated period will be counted more than once.

(4)	Calculated by totaling the number of accounts experiencing a recovery in each of the months during the indicated period. Therefore, an account that has experienced a recovery in multiple months during the indicated period will be counted more than once.

(5)	Calculated as Net Charge-Offs divided by Number of Accounts Experiencing a Loss.

The following tables set forth the delinquency experience for the Trust Portfolio for each indicated period. With respect to the “Average Receivables Delinquent as a Percentage of the Trust Portfolio” table below, the average receivables delinquent is the average of the month-end delinquent amounts, while the average receivables outstanding is the average of month-end receivables balances, each for the applicable period. With respect to the “Average Number of Delinquent Accounts as a Percentage of the Trust Portfolio” table below, the average number of delinquent accounts is the average of the month-end delinquent accounts, while the average number of outstanding accounts is the average of month-end accounts, each for the applicable period. We cannot provide any assurance that the delinquency experience for the receivables in the Trust Portfolio in the future will be similar to the historical experience set forth below.

Average Receivables Delinquent as a Percentage of the Trust Portfolio

(Dollars in Thousands)

	Three Months Ended March 31, 2014		Year Ended December 31, 2013		Two Months Ended December 31, 2012(1)
	Dollar Amount	Average Receivables Outstanding	Dollar Amount	Average Receivables Outstanding	Dollar Amount	Average Receivables Outstanding
Average Receivables Outstanding	$6,318,815	100.00%	$4,259,033	100.00%	$2,706,828	100.00%
Average Receivables Delinquent:
31 to 60 Days	$36,432	0.58%	$21,089	0.50%	$9,690	0.36%
61 to 90 Days	14,893	0.24	8,190	0.19	5,279	0.20
91 to 120 Days	11,574	0.18	6,322	0.15	4,589	0.17
121 to 150 Days	9,773	0.15	5,516	0.13	4,088	0.15
151 to 180 Days	7,882	0.12	4,780	0.11	3,767	0.14
181 to 210 Days	6	*	7	*	62	*
211 to 240 Days	5	*	2	*	6	*
241 to 270 Days	0	0.00	0	0.00	0	0.00
271 to 300 Days	0	0.00	0	0.00	0	0.00
301 or More Days	0	0.00	0	0.00	0	0.00

Total	$80,566	1.28%	$45,906	1.08%	$27,480	1.02%

(1)	Receivables were first added to the issuance trust on the first day of the November 2012 Monthly Period.

*	Indicates a number that is greater than zero but less than 0.005%.

Average Number of Accounts Delinquent as a Percentage of the Trust Portfolio

	Three Months Ended March 31, 2014		Year Ended December 31, 2013		Two Months Ended December 31, 2012(1)
	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts	Number of Accounts	Percentage of Total Number of Accounts
Average Number of Accounts Outstanding	4,608,059	100.00%	2,840,083	100.00%	1,575,938	100.00%
Average Number of Accounts Delinquent:
31 to 60 Days	12,590	0.27%	7,360	0.26%	3,274	0.21%
61 to 90 Days	4,825	0.10	2,844	0.10	1,513	0.10
91 to 120 Days	3,188	0.07	1,920	0.07	1,215	0.08
121 to 150 Days	2,678	0.06	1,567	0.06	1,073	0.07
151 to 180 Days	2,264	0.05	1,326	0.05	897	0.06
181 to 210 Days	6	*	4	*	2	*
211 to 240 Days	0	0.00	1	*	1	*
241 to 270 Days	0	0.00	0	0.00	0	0.00
271 to 300 Days	0	0.00	0	0.00	0	0.00
301 or More Days	0	0.00	0	0.00	0	0.00

Total	25,551	0.55%	15,022	0.53%	7,973	0.51%

(1)	Receivables were first added to the issuance trust on the first day of the November 2012 Monthly Period.

*	Indicates a number that is greater than zero but less than 0.005%.

Revenue Experience

The following table sets forth the revenue experience for the Trust Portfolio for each indicated period. Finance Charge Collections consist entirely of Discount Option Receivables. Revenue experience from finance charge collections results from dividing finance charge collections by the average principal receivables outstanding. The average principal receivables outstanding for each indicated period is the average of the month-end principal receivables balances for that period.

Historical data for the revenue experience as reported with respect to the Trust Portfolio in the table below is calculated using the average principal receivables outstanding instead of the average receivables outstanding. As a result, there are limitations to any comparison of the historical data presented with respect to the Trust Portfolio in the table below and the historical data presented with respect to each Segment of the Total Portfolio in the “Revenue Experience of the Consumer and Small Business Segment” and “Revenue Experience of the Commercial Segment” tables under “The Total Portfolio — Revenue Experience.”

Revenue Experience of the Trust Portfolio

(Dollars in Thousands)

	Three Months Ended March 31, 2014		Year Ended December 31, 2013	Two Months Ended December 31, 2012(1)
Average Principal Receivables Outstanding	$6,129,250		$4,131,262	$2,625,623
Finance Charge Collections	$527,917		$1,432,232	$142,551
Finance Charge Collections as a Percentage of Average Principal Receivables Outstanding	34.45	%(2)	34.67%	32.58	%(2)

(1)	Receivables were first added to the issuance trust on the first day of the November 2012 Monthly Period.

(2)	This percentage is an annualized figure.

Principal Payment Rates

The following table sets forth the highest and lowest accountholder monthly principal payment rates for the Trust Portfolio during any month in the period shown and the average accountholder monthly principal payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. The accounts are designed for use as a method of payment for the purchase of merchandise and services and account balances generally are due in full each month. Therefore, accounts generally cannot be used by accountholders for the purpose of financing these purchases. In contrast to revolving credit plan products which do not require payment in full each month, the general requirement that account balances be paid in full each month creates a high monthly payment rate and, therefore, account balances turn over rapidly relative to charge volume.

Historical data for the monthly principal payment rate as reported with respect to the Trust Portfolio in the table below (i) unlike the calculation of monthly payment rate in the “Accountholder Monthly Payment Rates the Consumer and Small Business Segment” and the “Accountholder Monthly Payment Rates of the Commercial Segment” tables under “The Total Portfolio — Payment Rates,” includes collections of principal receivables only and (ii) is calculated using that month’s opening principal receivables balance. As a result, there are limitations to any comparison of the historical data presented with respect to the Trust Portfolio in the table below and the historical data presented with respect to each Segment of the Total Portfolio in such other tables.

As with the monthly payment rates in the tables under “The Total Portfolio — Payment Rates,” commencing in December 2013, a normalization factor has been used, and monthly principal payment rates have been calculated by multiplying the result of the calculation described above by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the applicable month. We can offer no assurance as to how monthly principal payment rates calculated without the normalization factor compare to monthly principal payment rates calculated with the normalization factor, and we caution investors to compare data only within periods during which monthly principal payment rates were calculated in the same manner.

Accountholder Monthly Principal Payment Rates of the Trust Portfolio

	Three Months Ended March 31, 2014(1)	Year Ended December 31, 2013(1)		Two Months Ended December 31, 2012(2)
Lowest Month	86.13%	82.96%		93.14%
Highest Month	93.46%	104.99	%(3)	93.74%
Monthly Average	90.57%	92.29	%(3)	93.44%

(1)	As discussed above, commencing in December 2013, monthly principal payment rates have been normalized for a 30-day month.

(2)	Receivables were first added to the issuance trust on the first day of the November 2012 Monthly Period.

(3)	On August 22, 2013, the definition of “Monthly Period” applicable to the American Express Issuance Trust II was amended. As a result, the August 2013 Monthly Period included an additional four days of collections, inflating the monthly principal payment rate reported for the August 2013 Monthly Period. Had the August 2013 Monthly Period not included the additional four days of collections, the highest monthly principal payment rate for the year ended December 31, 2013 would have been 98.38%, and the average monthly principal payment rate for such period would have been 91.51%.

The Receivables

As of March 31, 2014 the receivables in the accounts included in the Trust Portfolio totaled $6,386,557,116, comprised of $6,194,960,403 of principal receivables and $191,596,713 of finance charge receivables.

The following tables, together with the paragraph under “— Composition by Geographic Distribution,” summarize the Trust Portfolio by various criteria as of March 31, 2014. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future.

Composition by Account Balance

Trust Portfolio

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Credit Balance	58,452	1.27%	$(31,761,614)	(0.50)%
Zero Balance	2,002,530	43.48	0	0.00
$0.01 to $1,000	1,531,388	33.25	492,773,065	7.72
$1,000.01 to $5,000	748,843	16.26	1,688,487,319	26.44
$5,000.01 to $10,000	145,602	3.16	1,012,303,367	15.85
$10,000.01 to $15,000	48,237	1.05	585,637,689	9.17
$15,000.01 to $20,000	23,127	0.50	398,298,826	6.24
$20,000.01 to $30,000	20,908	0.45	507,206,787	7.94
$30,000.01 to $40,000	9,520	0.21	327,474,351	5.13
$40,000.01 to $50,000	5,098	0.11	227,017,245	3.55
$50,000.01 or More	11,843	0.26	1,179,120,081	18.46

Total	4,605,548	100.00%	$6,386,557,116	100.00%

The average account balance as of March 31, 2014 was $1,387 for all accounts and $2,454 for all accounts other than accounts with a zero balance as of that date.

Composition by Period of Delinquency

Trust Portfolio

Period of Delinquency (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Current to 30 Days	4,581,384	99.48%	$6,309,958,779	98.80%
31 to 60 Days	11,521	0.25	31,430,892	0.49
61 to 90 Days	4,851	0.11	14,560,186	0.23
91 to 120 Days	2,994	0.07	11,675,521	0.18
121 to 150 Days	2,577	0.06	11,138,569	0.17
151 to 180 Days	2,214	0.05	7,783,905	0.12
181 to 210 Days	7	*	9,264	*
211 to 240 Days	0	0.00	0	0.00
241 to 270 Days	0	0.00	0	0.00
271 to 300 Days	0	0.00	0	0.00
301 or More Days	0	0.00	0	0.00

Total	4,605,548	100.00%	$6,386,557,116	100.00%

*	Indicates a number that is greater than zero but less than 0.005%.

Composition by Account Age

Trust Portfolio

Account Age(1)	Number of Accounts	Percentage of Total Number of Accounts	Receivables Outstanding	Percentage of Total Receivables Outstanding
Not More than 11 Months	1,576	0.03%	$8,960,754	0.14%
12 Months to 17 Months	2,646	0.06	14,919,824	0.23
18 Months to 23 Months	3,378	0.07	20,602,415	0.32
24 Months to 35 Months	4,526	0.10	26,810,395	0.42
36 Months to 47 Months	5,716	0.12	28,985,221	0.45
48 Months to 59 Months	4,054	0.09	21,960,044	0.34
60 Months to 71 Months	4,512	0.10	26,812,092	0.42
72 Months or More	4,579,140	99.43	6,237,506,370	97.67

Total	4,605,548	100.00%	$6,386,557,116	100.00%

(1)	For purposes of this table, the age of an account is rounded down to the nearest whole month. For example, the age of an account that has been in existence for eleven months and twenty days would be rounded down to eleven months, and that account would be included in the “Not More than 11 Months” age range.

Composition by Geographic Distribution

Trust Portfolio

As of March 31, 2014, approximately 15.80%, 13.57%, 9.89%, 9.03% and 6.80% of the receivables related to accountholders having billing addresses in New York, California, Florida, Texas and New Jersey, respectively. Not more than 4% of the receivables relate to accountholders having billing addresses in any other single state.

Composition by Standardized Credit Score

Trust Portfolio

The following table sets forth the composition of the consumer and small business accounts included in the Trust Portfolio by FICO®* score ranges. To the extent available, FICO scores are obtained at origination and monthly thereafter. A FICO score is a measurement determined by Fair Isaac Corporation using information collected by the major credit bureaus to assess consumer credit risk. FICO risk scores rank-order consumers according to the likelihood that their credit obligations will be paid in accordance with the terms of their accounts. Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation.

FICO scores are based on independent, third-party information, the accuracy of which we cannot verify. The account owners do not use standardized credit scores, such as a FICO score, alone to determine the amount of charges that should be approved on a charge card account. Rather, a FICO score is only one of many factors used by TRS, Centurion and FSB, as account owners, to assess an individual’s credit and default risk. In connection with their underwriting and authorization decisions, the account owners use proprietary scoring models, which they generally have found to be more accurate predictors of credit and default risk than any single standardized credit score such as FICO. The use of proprietary models also enables an account owner to extend credit to an accountholder with a lower FICO score without changing that account owner’s risk tolerance than would be the case if that account owner relied solely on FICO. The FICO scores presented below should not be used alone as a method of forecasting whether accountholders will make payments in accordance with the terms of their

*	FICO® is a federally registered servicemark of Fair Isaac Corporation.

accounts. References to “Receivables Outstanding” in the following table include both finance charge receivables and principal receivables. Because the future composition of the Trust Portfolio may change over time, this table is not necessarily indicative of the composition of the Trust Portfolio at any specific time in the future.

Composition by Standardized Credit Score(1)

Trust Portfolio

FICO Score Range	Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than 560	$27,706,763	0.43%
560-659	417,960,968	6.54
660-699	605,080,517	9.47
700-759	1,671,449,966	26.17
760 & above	3,633,359,911	56.89
Refreshed FICO Unavailable	30,998,991	0.49

Total	$6,386,557,116	100.00%

(1)	Standardized Credit Score defined as the FICO score in the most recent Monthly Period.

Static Pool Information

The following tables present charge-off, delinquency, payment rate and revenue experience of the two segments of accounts in the Total Portfolio: (i) the Consumer and Small Business Segment, consisting of consumer and small business charge accounts and (ii) the Commercial Segment, consisting of commercial charge accounts. Data is presented in separate increments based on the year of origination of the accounts, each an “Origination Period.” Data is presented for accounts that were originated in 2001 or thereafter. For both Segments, data for accounts originated prior to 2001 is not presented since such data is not available and could not be obtained without unreasonable effort or expense. As of March 31, 2014, the accounts reflected in the following tables for the Consumer and Small Business Segment had receivables outstanding that were approximately 63.99% of the total receivables outstanding at such date in the total Consumer and Small Business Segment of the Total Portfolio. As of March 31, 2014, the accounts reflected in the following tables for the Commercial Segment had receivables outstanding that were approximately 93.38% of the total receivables outstanding at such date in the total Commercial Segment of the Total Portfolio.

As used in the tables, the date of origination of an account is generally the date the account became effective. The account aging shows activity through the indicated age of the account (e.g., 0-12 months, 13-24 months), which is referred to in this report as the “performance period.” In the following tables, shaded data is based on a full 12 months of activity for all accounts in the applicable Origination Period and, therefore, will not change in future disclosures. The data that is not shaded will change in future disclosures and, in some cases, will reflect activity in an account for less than 12 full months, depending on when the account is originated and when the data for that disclosure is generated.

For Monthly Periods ending after January 1, 2006, the method for reporting account activity for the Total Portfolio was changed. For any Monthly Period ending prior to January 1, 2006, account activity for the Total Portfolio is based on the activity that occurred within each such account during the related monthly billing cycle. We refer to data concerning account activity presented on this basis as “old methodology data.” Old methodology data, therefore, is based on account activity ending on different days throughout a Monthly Period.

For any Monthly Period ending after January 1, 2006, reported account activity for the Total Portfolio is based on the activity that occurred within each such account during such Monthly Period. We refer to data concerning account activity presented on this basis as “new methodology data.” New methodology data, therefore, is based on account activity ending on the last day of a Monthly Period.

Accordingly, for any Monthly Period ending prior to January 1, 2006, the reported delinquency status of a particular account for any Monthly Period is determined on the last day of such account’s billing cycle, while, for any Monthly Period ending after January 1, 2006, the reported delinquency status of all accounts for any Monthly Period is determined on the last day of such Monthly Period. Therefore, under the new methodology, if an amount that is past due as of the last day of the related account’s billing cycle has been paid in full on or prior to the last day of the related Monthly Period, then such account will not be reported as delinquent for such Monthly Period.

Also as a result of the transition from the old methodology to the new methodology, data for the Monthly Period ended December 24, 2005 does not include account activity for those days subsequent to each such account’s monthly billing cycle end date and prior to and including December 24, 2005.

This methodology change has reduced delinquencies reported for the Total Portfolio for Monthly Periods ending after January 1, 2006 as compared with delinquencies reported for Monthly Periods prior to that date and, therefore, we can offer no assurance as to how delinquencies reported prior to January 1, 2006 compare to delinquencies reported after January 1, 2006, and we caution investors to compare data only within the pre-January 1, 2006 period (during which data is presented consistently under the old methodology) or within the post-January 1, 2006 period (during which data is presented consistently under the new methodology) and not across such periods.

Because the Trust Portfolio is only a portion of the Total Portfolio, the actual performance of the receivables in the Trust Portfolio may be different from the performance reflected in the tables below. There can be no assurance that the performance of receivables in the future will be similar to the historical experience set forth below.

Gross Charge-Off Rates

Total gross charge-offs for any Origination Period include charge-offs of principal and certain fees, but do not include the amount of any reductions in receivables due to a rebate, refund, error, fraudulent charge or other miscellaneous adjustment. The gross charge-off rate, which is an annualized percentage, results from dividing total gross charge-offs by the average month-end receivables for each month in the applicable performance period, which is referred to in this report as the “average receivables outstanding.”

Gross Charge-Off Rate of the

Consumer and Small Business Segment

Total Portfolio

As of Date: March 31, 2014

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2014 Origination	0.05%
2013 Origination	3.45%	9.95%
2012 Origination	4.41%	7.23%	4.68%
2011 Origination	3.77%	7.17%	5.37%	3.90%
2010 Origination	3.32%	7.03%	5.76%	4.80%	5.74%
2009 Origination	3.00%	4.16%	4.21%	3.23%	2.52%	2.53%
2008 Origination	6.79%	8.30%	4.69%	4.43%	3.80%	2.96%
2007 Origination	7.33%	14.25%	7.91%	4.47%	4.29%	3.33%
2006 Origination	7.96%	14.35%	12.03%	7.12%	4.29%	3.80%
2005 Origination	8.47%	11.90%	10.27%	10.32%	6.42%	3.38%
2004 Origination	6.67%	10.94%	7.62%	8.07%	8.38%	3.66%
2003 Origination	4.68%	10.91%	6.87%	6.12%	7.44%	4.36%
2002 Origination	2.09%	8.24%	5.35%	3.95%	4.02%	3.75%
2001 Origination	1.70%	14.84%	8.65%	5.69%	4.40%	4.08%

Gross Charge-Off Rate of the

Commercial Segment

Total Portfolio

As of Date: March 31, 2014

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2014 Origination	0.02%
2013 Origination	1.27%	2.46%
2012 Origination	1.11%	1.96%	2.21%
2011 Origination	1.12%	1.82%	1.36%	1.45%
2010 Origination	1.23%	1.59%	1.24%	1.10%	1.26%
2009 Origination	1.49%	1.89%	1.95%	1.03%	1.23%	2.67%
2008 Origination	0.79%	4.77%	1.64%	1.41%	1.20%	0.98%
2007 Origination	0.54%	4.71%	3.87%	1.46%	1.20%	0.90%
2006 Origination	0.20%	3.67%	3.93%	3.53%	1.66%	1.17%
2005 Origination	0.42%	3.33%	2.45%	2.85%	2.83%	1.09%
2004 Origination	1.70%	4.25%	1.81%	1.57%	2.19%	1.40%
2003 Origination	0.46%	4.78%	2.01%	1.61%	1.26%	2.13%
2002 Origination	0.38%	4.00%	1.71%	1.46%	0.75%	2.22%
2001 Origination	0.67%	3.50%	1.45%	1.01%	0.59%	0.80%

Net Charge-Off Rates

Total net charge-offs for any Origination Period are an amount equal to total gross charge-offs minus total recoveries. The net charge-off rate, which is an annualized percentage, results from dividing total net charge-offs by the average receivables outstanding.

Net Charge-Off Rate of the

Consumer and Small Business Segment

Total Portfolio

As of Date: March 31, 2014

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2014 Origination	0.05%
2013 Origination	3.31%	8.85%
2012 Origination	4.18%	5.32%	2.78%
2011 Origination	3.55%	5.05%	3.02%	2.31%
2010 Origination	3.14%	5.24%	3.56%	2.80%	4.41%
2009 Origination	2.86%	3.08%	2.74%	1.82%	1.29%	1.40%
2008 Origination	6.53%	6.28%	3.06%	2.69%	2.02%	1.42%
2007 Origination	7.14%	12.27%	5.36%	2.71%	2.55%	1.70%
2006 Origination	7.61%	12.33%	9.40%	4.46%	2.39%	2.18%
2005 Origination	8.05%	9.64%	7.95%	7.90%	3.99%	1.84%
2004 Origination	6.41%	9.20%	5.65%	6.10%	6.39%	2.08%
2003 Origination	4.54%	9.80%	5.46%	4.65%	5.68%	2.83%
2002 Origination	2.03%	7.59%	4.51%	3.09%	3.05%	2.53%
2001 Origination	1.67%	14.06%	7.42%	4.41%	3.33%	2.74%

Net Charge-Off Rate of the

Commercial Segment

Total Portfolio

As of Date: March 31, 2014

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2014 Origination	0.02%
2013 Origination	1.14%	1.65%
2012 Origination	0.97%	1.16%	1.39%
2011 Origination	0.99%	1.10%	0.74%	0.93%
2010 Origination	1.04%	0.87%	0.63%	0.60%	0.84%
2009 Origination	1.33%	1.17%	1.11%	0.44%	0.71%	2.16%
2008 Origination	0.77%	4.10%	0.77%	0.71%	0.50%	0.25%
2007 Origination	0.52%	4.28%	2.91%	0.59%	0.48%	0.36%
2006 Origination	0.18%	3.25%	3.24%	2.49%	0.73%	0.58%
2005 Origination	0.40%	3.00%	1.91%	2.16%	1.94%	0.35%
2004 Origination	1.67%	3.92%	1.22%	0.98%	1.74%	0.73%
2003 Origination	0.43%	4.37%	1.25%	1.00%	0.83%	1.58%
2002 Origination	0.33%	3.66%	1.19%	0.99%	0.38%	1.56%
2001 Origination	0.48%	3.06%	0.91%	0.54%	0.25%	0.44%

30 Days+ Delinquency Rates

The 30 Days+ Delinquency Rate (i.e., accounts 31 days or more delinquent) is the result of dividing the average of the month-end delinquent amounts for each month in the applicable performance period by the average receivables outstanding.

30 Days+ Delinquency Rate of the

Consumer and Small Business Segment

Total Portfolio(1)

As of Date: March 31, 2014

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2014 Origination	0.17%
2013 Origination	3.50%	4.41%
2012 Origination	3.59%	3.37%	3.54%
2011 Origination	3.27%	3.69%	2.93%	3.05%
2010 Origination	2.87%	3.78%	3.11%	2.46%	2.17%
2009 Origination	2.21%	2.29%	2.33%	1.77%	1.40%	1.42%
2008 Origination	4.86%	3.58%	2.52%	2.44%	2.06%	1.59%
2007 Origination	5.73%	6.26%	3.49%	2.35%	2.28%	1.79%
2006 Origination	6.93%	7.23%	5.67%	3.22%	2.33%	2.05%
2005 Origination	7.55%	7.25%	5.98%	5.25%	3.00%	1.91%
2004 Origination	7.45%	7.99%	5.73%	4.77%	4.23%	1.93%
2003 Origination	8.35%	8.75%	7.12%	5.22%	4.55%	2.31%
2002 Origination	5.83%	7.11%	5.95%	5.09%	4.03%	2.21%
2001 Origination	9.11%	11.06%	7.92%	6.35%	5.67%	2.70%

(1)	As discussed under “Static Pool Information” above, for Monthly Periods ending after January 1, 2006, the method for reporting account activity for the Total Portfolio was changed and, as a result, delinquencies reported for the Total Portfolio for Monthly Periods ending after January 1, 2006 (as compared with delinquencies reported for Monthly Periods ending prior to that date) are lower. With respect to the delinquency data presented above, we can offer no assurance as to how old methodology data compare to new methodology data, and we caution investors to compare data only within performance periods containing data collected under the same methodology.

30 Days+ Delinquency Rate of the

Commercial Segment

Total Portfolio(1)

As of Date: March 31, 2014

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2014 Origination	0.13%
2013 Origination	2.37%	2.17%
2012 Origination	1.43%	1.86%	1.73%
2011 Origination	1.41%	1.74%	1.97%	1.61%
2010 Origination	1.82%	1.79%	1.60%	1.80%	1.20%
2009 Origination	1.99%	1.94%	1.68%	1.37%	1.73%	1.63%
2008 Origination	3.51%	2.72%	1.65%	1.52%	1.26%	1.44%
2007 Origination	3.86%	4.93%	2.50%	1.74%	1.50%	1.39%
2006 Origination	4.18%	5.23%	4.39%	2.60%	1.74%	1.68%
2005 Origination	5.68%	4.93%	3.95%	3.92%	2.40%	1.54%
2004 Origination	8.62%	7.52%	4.14%	3.74%	3.40%	1.51%
2003 Origination	8.14%	10.41%	6.74%	3.87%	3.46%	2.35%
2002 Origination	7.92%	8.62%	7.88%	5.74%	3.22%	2.50%
2001 Origination	8.84%	9.40%	7.69%	7.35%	5.36%	2.29%

(1)	As discussed under “Static Pool Information” above, for Monthly Periods ending after January 1, 2006, the method for reporting account activity for the Total Portfolio was changed and, as a result, delinquencies reported for the Total Portfolio for Monthly Periods ending after January 1, 2006 (as compared with delinquencies reported for Monthly Periods ending prior to that date) are lower. With respect to the delinquency data presented above, we can offer no assurance as to how old methodology data compare to new methodology data, and we caution investors to compare data only within performance periods containing data collected under the same methodology.

Monthly Payment Rates

In general, the monthly payment rate results from dividing total collections received (excluding recoveries on charged-off receivables) during each month by that month’s opening total receivables balance. As discussed above under “Total Portfolio — Payment Rates,” commencing in December 2013, a normalization factor has been used, and monthly payment rates have been calculated by multiplying the result of the calculation in the previous sentence by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the applicable month. In the tables below, that normalization factor has been applied with respect to all originations from December 2013 and later. We can offer no assurance as to how monthly payment rates calculated without the normalization factor compare to monthly payment rates calculated with the normalization factor, and we caution investors to only compare data calculated in the same manner.

Accountholder Monthly Payment Rates of the

Consumer and Small Business Segment

Total Portfolio

As of Date: March 31, 2014

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2014 Origination(1)	189.00%
2013 Origination(1)	123.20%	105.07%
2012 Origination	115.96%	107.67%	98.05%
2011 Origination	112.91%	102.88%	102.47%	98.39%
2010 Origination	114.64%	103.61%	101.97%	103.25%	105.41%
2009 Origination	118.40%	107.72%	104.99%	103.98%	105.32%	100.83%
2008 Origination	111.84%	111.94%	111.00%	108.51%	109.32%	111.33%
2007 Origination	103.18%	102.20%	106.99%	107.39%	106.77%	103.75%
2006 Origination	93.86%	90.62%	95.02%	98.70%	97.79%	96.59%
2005 Origination	90.55%	87.63%	88.60%	93.13%	97.09%	95.44%
2004 Origination	91.38%	87.59%	87.96%	89.50%	93.53%	96.12%
2003 Origination	88.98%	88.67%	87.35%	86.61%	87.74%	93.86%
2002 Origination	90.53%	90.14%	91.41%	90.00%	88.95%	94.65%
2001 Origination	84.88%	84.16%	88.28%	90.68%	88.55%	92.67%

(1)	As discussed above, with respect to all originations from December 2013 and later, monthly payment rates have been normalized for a 30-day month.

Accountholder Monthly Payment Rates of the

Commercial Segment

Total Portfolio

As of Date: March 31, 2014

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2014 Origination(1)	127.75%
2013 Origination(1)	109.50%	108.40%
2012 Origination	95.35%	98.74%	105.79%
2011 Origination	98.79%	110.58%	114.26%	114.04%
2010 Origination	108.60%	108.81%	111.65%	114.16%	115.28%
2009 Origination	107.55%	110.03%	110.41%	110.63%	108.49%	106.05%
2008 Origination	100.18%	104.02%	106.49%	107.54%	107.92%	107.20%
2007 Origination	92.74%	94.12%	101.06%	103.08%	102.94%	103.50%
2006 Origination	91.74%	92.72%	96.52%	102.35%	105.13%	109.29%
2005 Origination	89.93%	90.39%	92.81%	96.84%	104.24%	110.94%
2004 Origination	89.17%	90.46%	91.44%	92.54%	95.40%	102.59%
2003 Origination	87.26%	87.83%	89.78%	90.40%	92.64%	101.60%
2002 Origination	84.34%	87.24%	90.04%	90.57%	90.47%	99.29%
2001 Origination	80.69%	86.06%	89.61%	90.98%	89.34%	102.21%

(1)	As discussed above, with respect to all originations from December 2013 and later, monthly payment rates have been normalized for a 30-day month.

Revenue Experience

The percentages set forth in the tables below, which are annualized percentages, result from dividing finance charge collections by the average receivables outstanding. Finance charge collections include discount option receivables.

Revenue Experience of the

Consumer and Small Business Segment

Total Portfolio

As of Date: March 31, 2014

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2014 Origination	26.76%
2013 Origination	38.96%	36.89%
2012 Origination	37.71%	38.62%	35.01%
2011 Origination	36.55%	36.90%	36.95%	35.15%
2010 Origination	37.07%	37.06%	36.68%	37.30%	37.96%
2009 Origination	38.31%	38.46%	37.66%	37.42%	38.09%	35.68%
2008 Origination	36.62%	39.95%	39.65%	38.87%	39.27%	40.11%
2007 Origination	33.78%	37.35%	38.23%	38.41%	38.29%	37.34%
2006 Origination	30.44%	32.80%	34.76%	35.34%	34.99%	34.73%
2005 Origination	29.67%	31.59%	32.06%	34.07%	34.80%	34.29%
2004 Origination	29.41%	31.62%	31.67%	32.41%	34.19%	34.51%
2003 Origination	28.78%	31.70%	31.47%	31.15%	31.68%	33.84%
2002 Origination	29.39%	32.37%	32.73%	32.40%	32.04%	34.13%
2001 Origination	27.52%	30.29%	31.70%	32.46%	31.82%	33.39%

Revenue Experience of the

Commercial Segment

Total Portfolio

As of Date: March 31, 2014

Origination Year	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	>=61 Months
2014 Origination	17.59%
2013 Origination	34.42%	38.17%
2012 Origination	31.06%	35.89%	37.35%
2011 Origination	32.55%	41.18%	41.30%	41.17%
2010 Origination	35.45%	39.64%	41.07%	41.68%	40.90%
2009 Origination	34.99%	39.94%	40.24%	40.23%	39.45%	37.81%
2008 Origination	33.10%	37.60%	38.59%	39.18%	39.15%	38.73%
2007 Origination	30.40%	35.06%	36.77%	37.42%	37.46%	37.42%
2006 Origination	30.03%	33.93%	36.16%	37.17%	38.07%	39.69%
2005 Origination	29.45%	32.99%	34.05%	36.30%	37.84%	40.23%
2004 Origination	29.08%	32.96%	33.35%	33.81%	35.70%	37.13%
2003 Origination	28.48%	31.99%	32.64%	32.95%	33.83%	37.14%
2002 Origination	27.64%	31.89%	32.93%	32.90%	33.02%	36.20%
2001 Origination	26.55%	31.61%	32.68%	33.20%	32.51%	37.36%

Glossary of Terms

“Additional Accounts” means any Eligible Accounts designated to be included in the Portfolio of the issuance trust and whose receivables are transferred to the issuance trust.

“Business Day” is, unless otherwise indicated in the applicable prospectus supplement, any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or any other state in which the principal executive offices of any account owner or the indenture trustee are authorized or obligated by law, executive order or governmental decree to be closed.

“Centurion” means American Express Centurion Bank, a Utah bank.

“Commercial Segment” has the meaning described in “The Total Portfolio — General” in this report.

“Consumer and Small Business Segment” has the meaning described in “The Total Portfolio — General” in this report.

“Date of Processing” means, for any transaction or receipt of collections, the Business Day after such transaction or receipt is first output, in written form pursuant to the servicer’s usual and customary data processing procedures, from the servicer’s computer file of accounts comparable to the accounts in the issuing entity’s Portfolio (regardless of the effective date of recordation).

“Defaulted Receivables” means, for any Monthly Period, principal receivables that were charged off as uncollectible in such Monthly Period in accordance with the account guidelines and the applicable servicer’s customary and usual servicing procedures for servicing receivables comparable to the receivables. For purposes of this definition, a principal receivable in any account becomes a Defaulted Receivable on the Date of Processing it is recorded as charged-off on such servicer’s computer file of accounts.

“Discount Option Percentage” means the fixed or variable percentage, designated by the transferor from time to time, of the amount of receivables existing and arising in all or any specified portion of the accounts in the issuing entity’s Portfolio on and after the date such designation becomes effective to be deemed Discount Option Receivables and treated as finance charge receivables, with collections received with respect to such receivables treated as Finance Charge Collections.

“Discount Option Receivables” means on any Date of Processing occurring in any Monthly Period following the Monthly Period in which a discount option date occurs, the product of (a) the Discount Option Percentage and (b) Receivables received on such Date of Processing.

“Eligible Accounts” means a charge account established pursuant to an account agreement and owned by an account owner and its successors and permitted assigns which, as of the respective selection date, is a charge account:

•	in existence and maintained by an account owner or such successors or assigns;

•	is payable in United States dollars;

•	has not been identified by the servicer in its computer files as cancelled due to a related accountholder’s bankruptcy or insolvency;

•	has not been sold or pledged to any other party except for any other account owner that has entered into a receivables purchase agreement or the transferor;

•

does not have receivables which have been sold or pledged to any other party other than American Express Credit Corporation, TRS or any transferor pursuant to the applicable receivables purchase agreement;

•

has an accountholder who has provided as his or her most recent billing address an address located in the United States, its territories or possessions or a United States military address (provided, however, that, at any time, up to 3% of the aggregate amount of receivables may have accountholders who have provided as their most recent billing addresses, addresses outside of such jurisdictions);

•	has not been identified as an account with respect to which the related card has been lost or stolen (if such account is a charge card account); and

•

does not have receivables that are Defaulted Receivables and does not have any receivables that have been identified by the servicer as having been incurred as a result of fraudulent use of any related charge product.

Eligible Accounts may include accounts, the receivables of which have been written off or which have been identified by the servicer in its computer files as cancelled due to a related accountholder’s bankruptcy or insolvency, in each case as of the applicable selection date; provided that:

•	the balance of all receivables included in such accounts is reflected on the books and records of the related account owner (and is treated for purposes of the transfer agreement) as “zero,” and

•	charging privileges with respect to all such accounts have been canceled in accordance with the account guidelines.

“Finance Charge Collections” means, for any Monthly Period, the sum of:

•

with respect to receivables included in the issuance trust, collections of finance charge receivables (including collections received with respect to Discount Option Receivables, if any, for such Monthly Period) received by the servicer on behalf of the issuing entity;

•

with respect to a collateral certificate included in the issuance trust, collections of finance charge receivables allocable to the holder of that collateral certificate under the applicable securitization agreements for the related master trust or other securitization special purpose entity for such Monthly Period;

•

any amounts received by the issuer to be treated as Finance Charge Collections with respect to such series, class or tranche as described in the applicable prospectus supplement for such Monthly Period; and

•	the amount of investment earnings (net of losses and investment expenses), if any, on amounts in deposit in the collection account and the excess funding account for such Monthly Period.

If so specified in the applicable prospectus supplement, Finance Charge Collections for any Monthly Period will include the issuer rate fee amount, if any, paid to the issuing entity with respect to such Monthly Period (to the extent received by the issuing entity and deposited into the collection account).

“FSB” means American Express Bank, FSB, a federal savings bank.

“Monthly Period” means, with respect to each Payment Date, the period beginning at the opening of business on the calendar day immediately preceding the second to last Business Day of the second preceding calendar month and ending at the close of business on the second calendar day preceding the second to last Business Day of the immediately preceding calendar month.

“Origination Period” has the meaning described in “Static Pool Information” in this report.

“Payment Date” means, with respect to a series of the issuance trust’s notes, the 15th day of each calendar month, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Portfolio” means (i) with respect to the issuing entity, certain accounts selected from a portfolio of accounts owned by TRS, Centurion, FSB or any of their affiliates and included in the issuance trust based on the eligibility criteria specified in the transfer agreement and (ii) with respect to any master trust or other securitization special purpose entity which has issued a collateral certificate included in the issuance trust, certain accounts selected from a portfolio of accounts owned by TRS, Centurion, FSB or any of their affiliates and included in that master trust or other securitization special purpose entity based on the eligibility criteria specified in the applicable trust agreement or pooling and servicing agreement.

“Principal Collections” means, with respect to any Monthly Period,

•	with respect to receivables, collections other than those designated as Finance Charge Collections on designated accounts for such Monthly Period;

•

with respect to a collateral certificate, collections of principal receivables allocable to the holder of that collateral certificate under the applicable securitization agreements for the related master trust or other securitization special purpose entity for such Monthly Period; and

•

the amount of funds withdrawn from the excess funding account for such Monthly Period which are required to be deposited into the collection account and treated as Principal Collections during an accumulation period or an amortization period pursuant to the indenture.

“Rating Agency Condition” means, unless otherwise specified in the applicable prospectus supplement for any series, class or tranche of notes, with respect to any action subject to such condition, (i) that each rating agency then rating any outstanding series, class or tranche of notes shall have notified the issuing entity, the transferor or the servicer in writing that the proposed action will not result in a reduction or withdrawal of its ratings on any outstanding notes of any series, class or tranche or (ii) if at such time the rating agency has informed the issuing entity, the transferor or the servicer that such rating agency does not provide such written notifications for transactions of this type, then as to such rating agency the issuing entity shall deliver written notice of the proposed action to such rating agency at least 10 Business Days prior to the effective date of such action (or such shorter as permitted under the indenture).

“Segment” has the meaning described in “The Total Portfolio — General” in this report.

“Total Portfolio” means the portfolio of consumer, small business and commercial charge accounts owned by TRS, Centurion, FSB or any of their affiliates from which the accounts designated to be included in the Trust Portfolio are selected.

“TRS” means American Express Travel Related Services Company, Inc., a New York corporation.

“Trust Portfolio” means the initial accounts and any Additional Accounts selected from the Total Portfolio to have their receivables included in the issuance trust based on the eligibility criteria specified in the receivables purchase agreements and the transfer agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION VIII LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	Vice President and Treasurer